                         THE PINNACLE FAMILY OF TRUSTS,
                           INDUSTRIAL TRUST SERIES V


                           REFERENCE TRUST AGREEMENT


          This Reference Trust Agreement (the "Agreement") dated April 20, 2000 among ING Funds Distributor, Inc., as Depositor, ING Mutual Funds Management Co. LLC, as Portfolio Supervisor and The Bank of New York, as Trustee, sets forth certain provisions in full and incorporates other provisions by reference to the document entitled "The Pinnacle Family of Trusts, Internet Trust Series I, and Subsequent Series, Trust Indenture and Agreement" dated March 28, 2000 and as amended in part by this Agreement (collectively, such documents hereinafter called the "Indenture and Agreement"). This Agreement and the Indenture, as incorporated by reference herein, will constitute a single instrument.


                                WITNESSETH THAT:

          WHEREAS, this Agreement is a Reference Trust Agreement as defined in
Section 1.1 of the Indenture, and shall be amended and modified from time to time by an Addendum as defined in Section 1.1 (1) of the Indenture, such Addendum setting forth any Additional Securities as defined in Section 1.1 (2) of the Indenture;

          WHEREAS, the Depositor wishes to deposit Securities, and any Additional Securities as listed on any Addendums hereto, into the Trust and issue Units, and Additional Units as the case maybe, in respect thereof pursuant to Section 2.5 of the Indenture; and

          NOW THEREFORE, in consideration of the premises and of the mutual agreements herein contained, the Depositor, the Portfolio Supervisor and the Trustee as follows:

                                     Part I

                     STANDARD TERMS AND CONDITIONS OF TRUST

          Section 1. Subject to the provisions of Part II hereof, all the provisions contained in the Indenture are herein incorporated by reference in their entirety and shall be deemed to be a part of this instrument as fully and to the same extent as though said provisions had been set forth in full in this instrument except that all references to "McLaughlin, Piven, Vogel Securities, Inc." shall be deleted and further, that The Bank of New York shall, by executing this Reference Trust Agreement, be deemed to be the Trustee and a party to said Indenture for all purposes of this Trust and the following sections of the Indenture hereby are amended as follows:

          (a) Paragraph (6) of Section 1.1 is amended to read as follows:

     ""Depositor" shall mean ING Funds Distributor, Inc. or its successors in interest, or any successor depositor or depositors appointed as herein provided."

          (b) Paragraph (23) of Section 1.1 is amended to read as follows:

     ""Trustee" shall mean The Bank of New York, or its successor or any successor Trustee appointed as provided herein."

          (c) Section 6.1(c) shall be amended by deleting the parenthetical which reads "(except that the Trustee shall be responsible for the exercise of due care in determining the genuineness of Securities delivered to it pursuant to contracts for the purchase of such Securities)".

          (d) The second sentence of Section 9.5 shall be amended to read as follows:

               "Any notice, demand, direction or instruction to be given to the Trustee shall be in writing and shall be duly given if mailed or delivered to the Trustee at 101 Barclay Street, New York, New York 10286, or such other address as shall be specified to the Depositor by the Trustee in writing."

          Section 2. This Reference Trust Agreement may be amended and modified by Addendums, attached hereto, evidencing the purchase of Additional Securities which have been deposited to effect an increase over the number of Units initially specified in Part II of this Reference Trust Agreement ("Additional Closings"). The Depositor and Trustee hereby agree that their respective representations, agreements and certifications contained in the Closing Memorandum dated April 20, 2000, relating to the initial deposit of Securities continue as if such representations, agreements and certifications were made on the date of such Additional Closings and with respect to the deposits made therewith, except as such representations, agreements and certifications relate to their respective By-Laws and as to which they each represent that their has been no amendment affecting their respective abilities to perform their respective obligations under the Indenture.


                                    Part II

                     SPECIAL TERMS AND CONDITIONS OF TRUST

          Section 1. The following special terms and conditions are hereby agreed to:

          (a) The Securities (including Contract Securities) listed in the Prospectus relating to this series of The Pinnacle Family of Trusts (the "Prospectus") have been deposited in the Trust under this Agreement (see "Portfolio" in Part A of the Prospectus which for purposes of this Indenture and Agreement is the Schedule of Securities or Schedule A).

          (b) The number of Units delivered by the Trustee in exchange for the Securities referred to in Section 2.3 is 15,683.

          (c) For the purposes of the definition of Unit in item (24) of Section 1.1, the fractional undivided interest in and ownership of the Trust initially is 1/15,683 as of the date hereof.

          (d) The term Record Date shall mean the fifteenth day of June and December commencing on June 15, 2000.

          (e) The term Distribution Date shall mean the last business day of June and December commencing on June 30, 2000.

          (f) The First Settlement Date shall mean April 26, 2000.

          (g) For purposes of Section 6.1(g), the liquidation amount is hereby specified to be 40% of the aggregate value of the Securities as of the last deposit of Additional Securities.

          (h) For purposes of Section 6.4, the Trustee shall be paid per annum an amount computed according to the following schedule, determined on the basis of the number of Units outstanding as of the Record Date preceding the Record Date on which the compensation is to be paid, provided, however, that with respect to the period prior to the first Record Date, the Trustee's compensation shall be computed at $.90 per 100 Units:

     rate per 100 units             number of Units outstanding

     $0.90                          first 5,000,000 or less
     $0.84                          next 5,000,001 - 10,000,000
     $0.78                          next 10,000,001 - 20,000,000
     $0.66                          next 20,000,001 or more

          (i) For purposes of Section 7.4, the Portfolio Supervisor's maximum annual supervisory fee is hereby specified to be $.25 per 100 Units outstanding.

          (j) The Termination Date shall be July 18, 2001 or the earlier disposition of the last Security in the Trust.

          (k) The fiscal year for the Trust shall end on December 31 of each year.

          IN WITNESS WHEREOF, the parties hereto have caused this Reference Trust Agreement to be duly executed on the date first above written.

               [Signatures on separate pages]

                              ING FUNDS  DISTRIBUTOR, INC.


                              By:     /s/ PETER J. DEMARCO
                                 -------------------------
                                    Senior Vice President



STATE OF NEW YORK   )
                    : ss:
COUNTY OF NEW YORK  )

          On this 18th day of April, 2000, before me personally appeared Peter DeMarco, to me known, who being by me duly sworn, said that he is Senior Vice President of the Depositor, one of the corporations described in and which executed the foregoing instrument, and that he signed his name thereto by authority of the Board of Directors of said corporation.



                                         /s/ CARLA VOGEL
                                    -----------------------------
                                         Notary Public

                              CARLA VOGEL
                              Notary Public, State of New York
                              No. 315019906
                              Qualified in New York County
                              Commission Expires 11/01/2001

                             THE BANK OF NEW YORK
                              Trustee


                              By: /s/ ALFRED IRVING
                                 ----------------------
                                  Vice President


(SEAL)




STATE OF NEW YORK   )
                    :ss.:
COUNTY OF NEW YORK )


          On this 18th day of April, 2000, before me personally appeared Alfred Irving, to me known, who being by me duly sworn, said that (s)he is an Authorized Signatory of The Bank of New York, one of the corporations described in and which executed the foregoing instrument; that (s)he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation and that he/she signed his/her name thereto by like authority.


                                      /s/ RUDOLF E. REITMANN
                                      ----------------------
                                         Notary Public

                              RUDOLF E. REITMANN
                              Notary Public, State of New York
                              No. 01RE5086077
                              Qualified in Queens County
                              Commission Expires 10/06/2001

                         ING MUTUAL FUNDS MANAGEMENT CO. LLC
                              Portfolio Supervisor


                             By:      /s/ PETER J. DEMARCO
                                -----------------------------------
                                Authorized Signator



STATE OF NEW YORK   )
                    : ss:
COUNTY OF NEW YORK  )

          On this 18th day of April, 2000, before me personally appeared Peter
J. DeMarco, to me known, who being by me duly sworn, said that he is an Authorized Signator of the Portfolio Supervisor, one of the entities described in and which executed the foregoing instrument, and that he signed his name thereto by authority of the sole member of said limited liability company.



                                             /s/ CARLA VOGEL
                                    -------------------------------------
                                              Notary Public

                              CARLA VOGEL
                              Notary Public, State of New York
                              No. 315019906
                              Qualified in New York County
                              Commission Expires 11/01/2001

                        THE PINNACLE FAMILY OF TRUSTS,
                           TECHNOLOGY TRUST SERIES V


                           REFERENCE TRUST AGREEMENT


          This Reference Trust Agreement (the "Agreement") dated April 20, 2000 among ING Funds Distributor, Inc., as Depositor, ING Mutual Funds Management Co. LLC, as Portfolio Supervisor and The Bank of New York, as Trustee, sets forth certain provisions in full and incorporates other provisions by reference to the document entitled "The Pinnacle Family of Trusts, Internet Trust Series I, and Subsequent Series, Trust Indenture and Agreement" dated March 28, 2000 and as amended in part by this Agreement (collectively, such documents hereinafter called the "Indenture and Agreement"). This Agreement and the Indenture, as incorporated by reference herein, will constitute a single instrument.


                                WITNESSETH THAT:

          WHEREAS, this Agreement is a Reference Trust Agreement as defined in
Section 1.1 of the Indenture, and shall be amended and modified from time to time by an Addendum as defined in Section 1.1 (1) of the Indenture, such Addendum setting forth any Additional Securities as defined in Section 1.1 (2) of the Indenture;

          WHEREAS, the Depositor wishes to deposit Securities, and any Additional Securities as listed on any Addendums hereto, into the Trust and issue Units, and Additional Units as the case maybe, in respect thereof pursuant to Section 2.5 of the Indenture; and

          NOW THEREFORE, in consideration of the premises and of the mutual agreements herein contained, the Depositor, the Portfolio Supervisor and the Trustee as follows:

                                     Part I

                     STANDARD TERMS AND CONDITIONS OF TRUST

          Section 1. Subject to the provisions of Part II hereof, all the provisions contained in the Indenture are herein incorporated by reference in their entirety and shall be deemed to be a part of this instrument as fully and to the same extent as though said provisions had been set forth in full in this instrument except that all references to "McLaughlin, Piven, Vogel Securities, Inc." shall be deleted and further, that The Bank of New York shall, by executing this Reference Trust Agreement, be deemed to be the Trustee and a party to said Indenture for all purposes of this Trust and the following sections of the Indenture hereby are amended as follows:

          (a) Paragraph (6) of Section 1.1 is amended to read as follows:

     ""Depositor" shall mean ING Funds Distributor, Inc. or its successors in interest, or any successor depositor or depositors appointed as herein provided."

          (b) Paragraph (23) of Section 1.1 is amended to read as follows:

     ""Trustee" shall mean The Bank of New York, or its successor or any successor Trustee appointed as provided herein."

          (c) Section 6.1(c) shall be amended by deleting the parenthetical which reads "(except that the Trustee shall be responsible for the exercise of due care in determining the genuineness of Securities delivered to it pursuant to contracts for the purchase of such Securities)".

          (d) The second sentence of Section 9.5 shall be amended to read as follows:

               "Any notice, demand, direction or instruction to be given to the Trustee shall be in writing and shall be duly given if mailed or delivered to the Trustee at 101 Barclay Street, New York, New York 10286, or such other address as shall be specified to the Depositor by the Trustee in writing."

          Section 2. This Reference Trust Agreement may be amended and modified by Addendums, attached hereto, evidencing the purchase of Additional Securities which have been deposited to effect an increase over the number of Units initially specified in Part II of this Reference Trust Agreement ("Additional Closings"). The Depositor and Trustee hereby agree that their respective representations, agreements and certifications contained in the Closing Memorandum dated April 20, 2000, relating to the initial deposit of Securities continue as if such representations, agreements and certifications were made on the date of such Additional Closings and with respect to the deposits made therewith, except as such representations, agreements and certifications relate to their respective By-Laws and as to which they each represent that their has been no amendment affecting their respective abilities to perform their respective obligations under the Indenture.

                                    Part II

                     SPECIAL TERMS AND CONDITIONS OF TRUST

          Section 1. The following special terms and conditions are hereby agreed to:

          (a) The Securities (including Contract Securities) listed in the Prospectus relating to this series of The Pinnacle Family of Trusts (the "Prospectus") have been deposited in the Trust under this Agreement (see "Portfolio" in Part A of the Prospectus which for purposes of this Indenture and Agreement is the Schedule of Securities or Schedule A).

          (b) The number of Units delivered by the Trustee in exchange for the Securities referred to in Section 2.3 is 15,718.

          (c) For the purposes of the definition of Unit in item (24) of Section 1.1, the fractional undivided interest in and ownership of the Trust initially is 1/15,718 as of the date hereof.

          (d) The term Record Date shall mean the fifteenth day of June and December commencing on June 15, 2000.

          (e) The term Distribution Date shall mean the last business day of June and December commencing on June 30, 2000.

          (f) The First Settlement Date shall mean April 26, 2000.

          (g) For purposes of Section 6.1(g), the liquidation amount is hereby specified to be 40% of the aggregate value of the Securities as of the last deposit of Additional Securities.

          (h) For purposes of Section 6.4, the Trustee shall be paid per annum an amount computed according to the following schedule, determined on the basis of the number of Units outstanding as of the Record Date preceding the Record Date on which the compensation is to be paid, provided, however, that with respect to the period prior to the first Record Date, the Trustee's compensation shall be computed at $.90 per 100 Units:

     rate per 100 units             number of Units outstanding

     $0.90                          first 5,000,000 or less
     $0.84                          next 5,000,001 - 10,000,000
     $0.78                          next 10,000,001 - 20,000,000
     $0.66                          next 20,000,001 or more

          (i) For purposes of Section 7.4, the Portfolio Supervisor's maximum annual supervisory fee is hereby specified to be $.25 per 100 Units outstanding.

          (j) The Termination Date shall be July 18, 2001 or the earlier disposition of the last Security in the Trust.

          (k) The fiscal year for the Trust shall end on December 31 of each year.

          IN WITNESS WHEREOF, the parties hereto have caused this Reference Trust Agreement to be duly executed on the date first above written.

               [Signatures on separate pages]

                         ING FUNDS  DISTRIBUTOR, INC.
                              Depositor


                              By:     /s/ PETER J. DEMARCO
                                 -------------------------
                                    Senior Vice President



STATE OF NEW YORK   )
                    : ss:
COUNTY OF NEW YORK  )

          On this 18th day of April, 2000, before me personally appeared Peter DeMarco, to me known, who being by me duly sworn, said that he is Senior Vice President of the Depositor, one of the corporations described in and which executed the foregoing instrument, and that he signed his name thereto by authority of the Board of Directors of said corporation.



                                         /s/ CARLA VOGEL
                                    -----------------------------
                                         Notary Public

                                         CARLA VOGEL
                                         Notary Public, State of New York
                                         No. 315019906
                                         Qualified in New York County
                                         Commission Expires 11/01/2001

                         THE BANK OF NEW YORK
                              Trustee


                              By:     /s/ ALFRED IRVING
                                 ----------------------
                                    Vice President



STATE OF NEW YORK   )
                    :ss.:
COUNTY OF NEW YORK )


          On this 18th day of April, 2000, before me personally appeared Alfred Irving, to me known, who being by me duly sworn, said that (s)he is an Authorized Signatory of The Bank of New York, one of the corporations described in and which executed the foregoing instrument; that (s)he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation and that he/she signed his/her name thereto by like authority.


                                      /s/ RUDOLF E. REITMANN
                                      ----------------------
                                         Notary Public

                              RUDOLF E. REITMANN
                              Notary Public, State of New York
                              No. 01RE5086077
                              Qualified in Queens County
                              Commission Expires 10/06/2001

                         ING MUTUAL FUNDS MANAGEMENT CO. LLC
                              Portfolio Supervisor


                             By:      /s/ PETER J. DEMARCO
                                -----------------------------------
                               Authorized Signator



STATE OF NEW YORK   )
                    : ss:
COUNTY OF NEW YORK  )

          On this 18th day of April, 2000, before me personally appeared Peter
J. DeMarco, to me known, who being by me duly sworn, said that he is an Authorized Signator of the Portfolio Supervisor, one of the entities described in and which executed the foregoing instrument, and that he signed his name thereto by authority of the sole member of said limited liability company.



                                  /s/ CARLA VOGEL
                                 -------------------------------------
                                 Notary Public

                                 CARLA VOGEL
                                 Notary Public, State of New York
                                 No. 315019906
                                 Qualified in New York County
                                 Commission Expires 11/01/2001